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                                                               Exhibit 10.05(e)


           FOURTH AMENDMENT TO THE IMPLEMENTATION PARTNERS AGREEMENT
                                   BETWEEN
                    THE HUNTER GROUP AND PEOPLESOFT, INC.

This amendment ("Fourth Amendment") to the Implementation Partners Agreement dated October 1, 1993 ("Agreement") is entered into by the parties as of the Amendment Effective Date.

The parties agree as follows:

1.  Definitions

Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meaning as those used in the Agreement.

"Fourth Amendment Effective Date" means October 13, 1995.

2.  Additional Modules

Under the terms and conditions of the Agreement and at no additional license fee, PeopleSoft grants Implementor a license for the following Software modules:

Financials version 5.0: Project Costing and Billing
Distribution version 5.0: Purchasing and Inventory

These modules shall be used with the Software currently licensed by Implementor through the Agreement and any subsequent amendments to the Agreement as of this Amendment Effective Date. The database version of these modules shall be the same as the database versions of Software currently licensed by Implementor.

3.  Precedence

In the event of conflict, this Fourth Amendment shall take precedence over the Agreement. The Agreement and this Fourth Amendment are the entire agreement concerning the subject matter hereof. All amendments to this Fourth Amendment must be in writing and signed by the parties' authorized representatives.

THE HUNTER GROUP                            PEOPLESOFT, INC.

/s/ Terry Hunter                            /s/ Robert D. Finnell
----------------------------------          -----------------------------------
Authorized Signature                        Authorized Signature


Terry Hunter,                               Robert D. Finnell
President and CEO                           Vice President-General Counsel
----------------------------------          -----------------------------------
Printed Name and Title                      Printed Name and Title


10/17/95

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